              CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the captions "Financial Highlights", "Shareholder Services -
Statements and Reports" and "General Information -
Independent Auditors" and to the use of our report dated
December 3, 1996, in this Registration Statement (Form N-1A
33-7812) of Alliance Municipal Income Fund, Inc.


                                  /s/  Ernst & Young LLP

                                  ERNST & YOUNG LLP

New York, New York
January 28, 1997



































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